Significant transactions	3 Months Ended
Jan. 31, 2022
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Significant transactions
Note 4.    Significant transactions
Sale of certain banking assets in the Caribbean
On October 12, 2021, FirstCaribbean International Bank Limited (CIBC FirstCaribbean) announced that it had entered into agreements to sell its banking assets in Aruba. The proposed sale received regulatory approval in the first quarter of 2022 and is expected to close in the second quarter of 2022. The impact upon closing is not expected to be material.
Acquisition of Canadian Costco credit card portfolio
On September 2, 2021, we announced that we entered into a long-term agreement to become the exclusive issuer of Costco-branded Mastercard credit cards in Canada. We will also acquire the existing Canadian Costco credit card portfolio, which has over $3 billion in outstanding balances.
This transaction is expected to be completed in the second quarter of fiscal 2022, subject to customary closing conditions.